UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 22, 2011 (November 1, 2011)
Date of Report (Date of earliest event reported)

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INX INC.
(Exact Name of Registrant as Specified in its Charter)
_______________________

Delaware (State or Other Jurisdiction of Incorporation)	1-31949 (Commission File Number)	76-0515249 (I.R.S. Employer Identification No.)

1955 Lakeway Drive, Lewisville, Texas (Address of Principal Executive Offices)	75057 (Zip Code)

(469) 549-3800 (Registrant’s telephone number including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On November 22, 2011, INX Inc., a Delaware corporation (the “Company”), issued a press release announcing the end of the “go-shop” period under the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated November 1, 2011, by and among Presidio, Inc., a Georgia corporation (“Parent”), Indigo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Acquisition Sub”), and the Company. A copy of the press release is being furnished as Exhibit 99.1 pursuant to Item 8.01 of Form 8-K, and is incorporated herein by reference.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K that are forward-looking in nature are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to the timing and anticipated completion of the proposed transaction and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and Parent and are subject to significant risks and uncertainty. Readers are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and, except as required by law, neither the Company nor Parent undertakes any obligation to update or revise such statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to the failure to satisfy the conditions of the proposed transaction, including failure to obtain the required approvals of the Company’s stockholders; any delay in consummating the proposed transaction or the failure to consummate the proposed transaction; the outcome of, or expenses associated with, any litigation which may arise in connection with the proposed transaction; and general economic and business conditions. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the documents filed by the Company with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which identify significant risk factors that could cause actual results to differ from those contained in the forward-looking statements.

 Additional Information and Where to Find It

The Company intends to file with the SEC a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger described in the press release referenced above. The definitive proxy statement will be sent or given to the stockholders of INX. Before making any voting or investment decision with respect to the merger, stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available) and any other documents filed by INX with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or at INX’s website at www.inxi.com. In addition, stockholders may obtain free copies of documents filed with the SEC by directing a request to INX at 1955 Lakeway Drive, Suite 220, Lewisville, Texas 75057, Attention: Corporate Secretary.

Participants in the Solicitation

INX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of INX in connection with the merger. Information about the directors and executive officers of INX is set forth in its proxy statement on Schedule 14A filed with the SEC on June 10, 2011 and INX’s Annual Report on form 10-K filed on June 3, 2011 and subsequent amendments. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that INX intends to file with the SEC.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit
99.1	Press Release issued by INX Inc. on November 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INX INC.

Dated: November 22, 2011	By:	/s/ James H. Long
Name: James H. Long
Title: Executive Chairman

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release issued by INX Inc. on November 22, 2011.

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